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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


        Date of Report (Date of earlist event reported)  June 6, 1997


                                SEAL FLEET, INC.
              (Exact name of registrant as specified in charter)




          Nevada                   0-5667            74-1670096
   -------------------         --------------    ------------------
(State or other jurisdiction    (Commission         (IRS Employee
     of incorporation)          File Number)      Identification No.)



   125 Worth Avenue, Suite 314, Palm Beach, FL                 33480
------------------------------------------------             ---------
    (Address of principal executive office                  (Zip code)


                                561-833-5111
                              ---------------
           (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS

Seal Fleet, Inc. issued a press release today, the text of which reads as follows:

FOR IMMEDIATE RELEASE
Date:     June 10, 1997
Contact:  James S. Goodner, CFO
          (561) 833-5111

SEAL ANNOUNCES FORMATION OF HEALTHCARE SUBSIDIARY TO DEVELOP MULTI-DISCIPLINARY PRIMARY CARE NETWORKS

(Palm Beach, FL) Seal Fleet, Inc. ("SEALA") announced today its intention to enter the healthcare industry, initially through the development of multi-disciplinary primary care networks.

Seal stated that it will make an initial investment in Primary Care Medical Centers of America, Inc., a newly-formed subsidiary which will assume certain of the business operations and executive management of Medi-Consultants, Inc., of West Palm Beach, Florida. Medi-Consultants develops and consults networks of multi-disciplinary primary care centers in which medical doctors, chiropractors and physical therapists provide healthcare services to patients.

Founded in 1969, Seal Holdings Corporation is an acquisition company headquartered in Palm Beach, Florida

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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Palm Beach, State of Florida.

                                             Seal Fleet, Inc.

                                   By:     /s/ James S. Goodner
                                   --------------------------------
                                            James S. Goodner
                                 Vice President and Chief Financial Officer